EXHIBIT 99.302CERT

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, Robert L. Young, certify that:

1.	I have reviewed this report on Form N-Q of JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Municipal Money Market Fund, JPMorgan California Tax Free Bond Fund, JPMorgan Corporate Bond Fund, JPMorgan Current Income Fund, JPMorgan Current Yield Money Market Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Emerging Markets Corporate Debt Fund, JPMorgan Federal Money Market Fund, JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan Managed Income Fund, JPMorgan New York Municipal Money Market Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Real Return Fund, JPMorgan Short Duration High Yield Fund, JPMorgan SmartAllocation Income Fund, JPMorgan Strategic Income Opportunities Fund, JPMorgan Tax Aware High Income Fund, JPMorgan Tax Aware Income Opportunities Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Total Return Fund and JPMorgan Unconstrained Debt Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Funds as of the end of the fiscal quarter for which the report is filed;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)	Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the Funds’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: January 28, 2015	By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, Laura M. Del Prato, certify that:

1.	I have reviewed this report on Form N-Q of JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Municipal Money Market Fund, JPMorgan California Tax Free Bond Fund, JPMorgan Corporate Bond Fund, JPMorgan Current Income Fund, JPMorgan Current Yield Money Market Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Emerging Markets Corporate Debt Fund, JPMorgan Federal Money Market Fund, JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan Managed Income Fund, JPMorgan New York Municipal Money Market Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Real Return Fund, JPMorgan Short Duration High Yield Fund, JPMorgan SmartAllocation Income Fund, JPMorgan Strategic Income Opportunities Fund, JPMorgan Tax Aware High Income Fund, JPMorgan Tax Aware Income Opportunities Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Total Return Fund and JPMorgan Unconstrained Debt Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Funds as of the end of the fiscal quarter for which the report is filed;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)	Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the Funds’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: January 28, 2015	By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer